SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 21, 2004

C&F FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Virginia	000-23423	54-1680165
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No,)

Eighth and Main Streets, P.O. Box 391,West Point, Virginia	23181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (804) 843-2360

Item 7. Financial Statements, ProForma Financial Information and Exhibits

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

99.1	C&F Financial Corporation news release dated July 21, 2004

Item 12. Disclosure of Results of Operations and Financial Condition

On July 21, 2004, C&F Financial Corporation issued a news release announcing its financial results for the second quarter ended June 30, 2004. A copy of the company’s news release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&F FINANCIAL CORPORATION REGISTRANT

Date: July 22, 2004	By:	/s/ Thomas F. Cherry
Thomas F. Cherry
Chief Financial Officer

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